                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report(Date of earliest event reported): December 15, 1996

                      ONYX ACCEPTANCE GRANTOR TRUST 1996-2
--------------------------------------------------------------------------------
                      (Issuer with respect to Certificates)


                      ONYX ACCEPTANCE FINANCIAL CORPORATION
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

Commission File Number
333-04220

State or other jurisdiction of                  (I.R.S. Employer
incorporation or organization                   Identification No.)

Delaware                                        33-0639768

Onyx Acceptance Financial Corporation
8001 Irvine Center Drive, Suite 500
Irvine, Ca. 92718
714 753-1191

ITEM 5.  OTHER EVENTS

         On behalf of the Onyx Acceptance Grantor Trust 1996-2, (the"Trust"), a trust created pursuant to the Pooling and Servicing Agreement dated as of May 1, 1996 with Onyx Acceptance Financial Corporation as registrant and seller and Onyx Acceptance Corporation as servicer, and Bankers Trust Company of New York, as trustee, the registrant has caused to be filed with the Commission, the December 1996 monthly Distribution Date Statement with respect to the Trust. This Distribution Date Statement is filed pursuant to and in accordance with a no action request filed on August 21, 1995 with the Commission by Onyx Acceptance Financial Corporation, originator of the Onyx Acceptance Grantor Trust 1996-2 and Onyx Acceptance Corporation as servicer and the affirmative response thereto by the Securities and Exchange Commission dated September 22, 1995. The filing of the monthly Distribution Date Statement will occur subsequent to each monthly distribution to the Trust's Certificateholders until and unless exempted under provisions of the Securities and Exchange Act.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a)      Financial Statements.
         Unaudited Financial Statements of Capital Markets Assurance Corporation for the period ended September 30, 1996.


(c)      Exhibits
         Exhibit No.

         19 Monthly Distribution Date Statement of the Onyx Acceptance Grantor Trust 1996-2 for the month of December 1996.

                      CAPITAL MARKETS ASSURANCE CORPORATION

                              FINANCIAL STATEMENTS

                               SEPTEMBER 30, 1996

                                   (UNAUDITED)

                      CAPITAL MARKETS ASSURANCE CORPORATION
                                 BALANCE SHEETS
                             (DOLLARS IN THOUSANDS)

                                     ASSETS
                                     ------

                                                                 September 30,1996     December 31,1995
                                                                    (Unaudited)
-------------------------------------------------------------------------------------------------------
INVESTMENTS:

Bonds at fair value (amortized cost $283,996 at September
30, 1996 and $210,651 at December 31, 1995)                             $  284,595              215,706

Short-term investments (at amortized cost which
approximates fair value)                                                    23,081               68,646
-------------------------------------------------------------------------------------------------------
   Total investments                                                       307,676              284,352
-------------------------------------------------------------------------------------------------------
Cash                                                                           514                  344

Accrued investment income                                                    3,604                3,136

Deferred acquisition costs                                                  42,350               35,162

Premiums receivable                                                          4,068                3,540

Prepaid reinsurance                                                         17,801               13,171

Other assets                                                                 4,194                3,428
-------------------------------------------------------------------------------------------------------
   TOTAL ASSETS                                                         $  380,207              343,133
=======================================================================================================
                                     LIABILITIES AND STOCKHOLDER'S EQUITY
                                     ------------------------------------

LIABILITIES:

Unearned premiums                                                       $   61,410               45,767

Reserve for losses and loss adjustment expenses                              9,602                6,548

Ceded reinsurance                                                            2,455                2,469

Accounts payable and other accrued expenses                                 12,446               10,844

Current income taxes                                                             -                  136

Deferred income taxes                                                       13,608               11,303
-------------------------------------------------------------------------------------------------------
   Total liabilities                                                        99,521               77,067
-------------------------------------------------------------------------------------------------------
STOCKHOLDER'S EQUITY:

Common stock                                                                15,000               15,000

Additional paid-in capital                                                 208,475              205,808

Unrealized appreciation on investments, net of tax                             389                3,286

Retained earnings                                                           56,822               41,972
-------------------------------------------------------------------------------------------------------
   Total stockholder's equity                                              280,686              266,066
-------------------------------------------------------------------------------------------------------
   TOTAL LIABILITIES AND STOCKHOLDER'S EQUITY                           $  380,207              343,133
=======================================================================================================

                 See accompanying notes to financial statements.

                      CAPITAL MARKETS ASSURANCE CORPORATION
                              STATEMENTS OF INCOME
                                   (UNAUDITED)
                             (DOLLARS IN THOUSANDS)

                                                        Three Months Ended         Nine Months Ended
                                                           September 30              September 30
                                                          1996        1995        1996          1995
----------------------------------------------------------------------------------------------------
REVENUES:

Direct premiums written                             $   17,206      12,204      49,983        45,042

Assumed premiums written                                     8         102       1,032           925

Ceded premiums written                                  (4,129)     (6,188)    (11,142)      (11,834)
----------------------------------------------------------------------------------------------------
   Net premiums written                                 13,085       6,118      39,873        34,133

(Increase) decrease in unearned premiums                (3,042)      1,193     (11,014)      (12,418)
----------------------------------------------------------------------------------------------------
   Net premiums earned                                  10,043       7,311      28,859        21,715

Net investment income                                    4,307       3,013      12,296         8,606

Net realized capital gains (loss)                          (57)        364         111           449

Other income                                                25          14         104            38
----------------------------------------------------------------------------------------------------
   Total revenues                                       14,318      10,702      41,370        30,808
----------------------------------------------------------------------------------------------------

EXPENSES:

Losses and loss adjustment expenses                      1,248         821       3,432         2,279

Underwriting and operating expenses                      3,780       2,563      11,142         9,939

Policy acquisition costs                                 2,126       2,022       6,249         5,481
----------------------------------------------------------------------------------------------------
   Total expenses                                        7,154       5,406      20,823        17,699
----------------------------------------------------------------------------------------------------
   Income before income taxes                            7,164       5,296      20,547        13,109
----------------------------------------------------------------------------------------------------

INCOME TAXES:

Current federal income tax                               1,027         231       3,008           895

Deferred federal income tax                                718       1,280       2,689         2,256
----------------------------------------------------------------------------------------------------
   Total income taxes                                    1,745       1,511       5,697         3,151
----------------------------------------------------------------------------------------------------

   NET INCOME                                       $    5,419       3,785      14,850         9,958
====================================================================================================

                 See accompanying notes to financial statements.

                      CAPITAL MARKETS ASSURANCE CORPORATION
                        STATEMENT OF STOCKHOLDER'S EQUITY
                                   (UNAUDITED)
                             (DOLLARS IN THOUSANDS)

                                                       Nine Months Ended
                                                      September 30, 1996
------------------------------------------------------------------------
COMMON STOCK:

Balance at beginning of period                                $   15,000
------------------------------------------------------------------------
   Balance at end of period                                       15,000
------------------------------------------------------------------------

ADDITIONAL PAID-IN CAPITAL:

Balance at beginning of period                                   205,808

Capital contribution                                               2,667
------------------------------------------------------------------------
   Balance at end of period                                      208,475
------------------------------------------------------------------------

UNREALIZED (DEPRECIATION) APPRECIATION
ON INVESTMENTS, NET OF TAX:

Balance at beginning of period                                     3,286

Unrealized depreciation on investments                            (2,897)
------------------------------------------------------------------------
   Balance at end of period                                          389
------------------------------------------------------------------------


RETAINED EARNINGS:

Balance at beginning of period                                    41,972

Net income                                                        14,850
------------------------------------------------------------------------
   Balance at end of period                                       56,822
------------------------------------------------------------------------

   TOTAL STOCKHOLDER'S EQUITY                                 $  280,686
========================================================================

                See accompanying notes to financial statements.

                      CAPITAL MARKETS ASSURANCE CORPORATION
                             STATEMENT OF CASH FLOWS
                                   (UNAUDITED)
                             (DOLLARS IN THOUSANDS)

                                                                    Nine Months Ended     Nine Months Ended
                                                                   September 30, 1996    September 30, 1995
-----------------------------------------------------------------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES:

Net income                                                                  $  14,850                 9,958
-----------------------------------------------------------------------------------------------------------
ADJUSTMENTS TO RECONCILE NET INCOME TO NET CASH
PROVIDED (USED) BY OPERATING ACTIVITIES:

   Reserve for losses and loss adjustment expenses                              3,054                 1,474

   Unearned premiums                                                           15,643                17,982

   Deferred acquisition costs                                                  (7,188)               (6,981)

   Premiums receivable                                                           (528)                   81

   Accrued investment income                                                     (468)                   63

   Income taxes payable                                                         2,341                 2,447

   Net realized capital gains                                                    (111)                 (449)

   Accounts payable and other accrued expenses                                  5,445                 3,456

   Prepaid reinsurance                                                         (4,630)               (5,564)

   Other, net                                                                    (381)                2,253
-----------------------------------------------------------------------------------------------------------
         Total adjustments                                                     13,177                14,762
-----------------------------------------------------------------------------------------------------------
    NET CASH PROVIDED BY OPERATING ACTIVITIES                                  28,027                24,720
-----------------------------------------------------------------------------------------------------------
CASH FLOWS FROM INVESTING ACTIVITIES:

Purchases of investments                                                     (154,308)             (109,235)

Proceeds from sale of investments                                              35,388                38,577

Proceeds from maturities of investments                                        91,063                37,361
-----------------------------------------------------------------------------------------------------------
   NET CASH USED IN INVESTING ACTIVITIES                                      (27,857)              (33,297)
-----------------------------------------------------------------------------------------------------------
CASH FLOWS FROM FINANCING ACTIVITIES:

Paid-in capital                                                                     -                 9,000
-----------------------------------------------------------------------------------------------------------
   NET CASH PROVIDED BY FINANCING ACTIVITIES                                        -                 9,000
-----------------------------------------------------------------------------------------------------------
Net increase in cash                                                              170                   423

Cash balance at beginning of period                                               344                    85
-----------------------------------------------------------------------------------------------------------
   CASH BALANCE AT END OF PERIOD                                            $     514                   508
===========================================================================================================
SUPPLEMENTAL DISCLOSURES OF CASH FLOW
INFORMATION:

Income taxes paid                                                           $   3,225                   650

Tax and loss bonds purchased                                                $     131                    54
===========================================================================================================

                 See accompanying notes to financial statements.

                     CAPITAL MARKETS ASSURANCE CORPORATION
                    NOTES TO UNAUDITED FINANCIAL STATEMENTS
                               SEPTEMBER 30, 1996


1.       BACKGROUND

         Capital Markets Assurance Corporation ("CapMAC") is a New York-domiciled monoline stock insurance company which engages only in the business of financial guaranty and surety insurance. CapMAC is a wholly-owned subsidiary of CapMAC Holdings Inc. ("Holdings"). CapMAC is licensed in all 50 states in addition to the District of Columbia, the Commonwealth of Puerto Rico and the territory of Guam. CapMAC insures structured asset-backed, corporate, municipal and other financial obligations in the U.S. and international capital markets. CapMAC also provides financial guaranty reinsurance for structured asset-backed, corporate, municipal and other financial obligations written by other major insurance companies.

         CapMAC's claims-paying ability is rated triple-A by Moody's Investors Service, Inc., Standard & Poor's Ratings Services, Duff & Phelps Credit Rating Co., and Nippon Investors Service, Inc., a Japanese rating agency. Such ratings reflect only the views of the respective rating agencies, are not recommendations to buy, sell or hold securities and are subject to revision or withdrawal at any time by such rating agencies.

2.       BASIS OF PRESENTATION

         CapMAC's unaudited interim financial statements have been prepared on the basis of generally accepted accounting principles and, in the opinion of management, reflect all adjustments necessary for a fair presentation of the CapMAC's financial condition, results of operations and cash flows for the periods presented. The results of operations for the nine months ended September 30, 1996 may not be indicative of the results that may be expected for the full year ending December 31, 1996. These financial statements and notes should be read in conjunction with the financial statements and notes included in the audited financial statements of CapMAC as of December 31, 1995 and 1994, and for each of the years in the three-year period ended December 31, 1995.

3.       RECLASSIFICATIONS

         Certain prior period balances have been reclassified to conform to the current period presentation.


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

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Onyx Acceptance Financial Corporation


By:      REGAN E. KELLY
   ------------------------------------------------
         Regan E. Kelly    Executive Vice President
Date: December 20, 1996


By:      DON P. DUFFY
   ------------------------------------------------
         Don P. Duffy      Executive Vice President
Date: December 20, 1996